                             SCHEDULE 14 INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Farmers National Banc Corp.
                           ---------------------------
                (Name of Registrant of Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:
         1.Title of each class of securities to which transaction applies:

         ...........................................................................................................................
         2.Aggregate number of securities to which transaction applies:

         ...........................................................................................................................
         3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ...........................................................................................................................
         4.Proposed maximum aggregate value of transaction:

         ...........................................................................................................................
         5.Total fee paid: .........................................................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
         1.Amount Previously Paid:

         ...........................................................................................................................
         2.Form, Schedule or Registration Statement No.:

         ...........................................................................................................................
         3.Filing Party:  ..........................................................................................................
         4.Date Filed:  ............................................................................................................

                           FARMERS NATIONAL BANC CORP.
                              20 SOUTH BROAD STREET
                              CANFIELD, OHIO 44406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 29, 2001

TO THE HOLDERS OF SHARES OF COMMON STOCK:

         NOTICE IS HEREBY GIVEN that pursuant to call of its Directors, the Annual Meeting of the Shareholders of FARMERS NATIONAL BANC CORP., Canfield, Ohio will be held at COLONIAL CATERING LOCATED AT 429 LISBON STREET, CANFIELD, OHIO 44406 ON THURSDAY, MARCH 29, 2001 AT THREE-THIRTY O'CLOCK (3:30) P.M., Eastern Standard Time, for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. The election of the eight (8) persons listed in the accompanying Proxy Statement.

         2. APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION, which, among other matters, includes:
         (i) Amending Article IV of the Corporation's Articles of Incorporation to increase the authorized number of shares of common stock, no par value, of the Corporation from 12,500,000 to 25,000,000;
         (ii)     Eliminating Preemptive Rights;
         (iii) Updating provisions of the Articles of Incorporation which are no longer applicable under Ohio law or which are deemed unnecessary by the Board of Directors.

         3. APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF REGULATIONS, which, among other matters, includes:
         (i) Classification of the Board of Directors into three (3) separate classes with staggered three (3) year terms of directorships;
         (ii) Procedures for nominating candidates for the Board of Directors;
         (iii) Procedures for fixing the number of directors and filling vacancies of the Board of Directors;
         (iv)     Removal of a director only for cause.

         4. TO TRANSACT SUCH OTHER BUSINESS as may properly come before the Meeting or any adjournment thereof.

         Shareholders of record at the close of business on February 2, 2001 are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.

                                          By Order of the Board of Directors,


                                          Frank L. Paden, President & Secretary

Canfield, Ohio
March 8, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

                           FARMERS NATIONAL BANC CORP.
                              CANFIELD, OHIO 44406

                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 29, 2001

         Farmers National Banc Corp., herein referred to as "Farmers" or the "Corporation" is furnishing this Proxy Statement to its shareholders in connection with the solicitation, by order of the Board of Directors of Farmers, of proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, March 29, 2001 at 3:30 P.M., Eastern Standard Time, at Colonial Catering, 429 Lisbon Street, Canfield, Ohio 44406, and at any adjournments thereof. The Corporation is a one-bank holding company of which The Farmers National Bank of Canfield is the wholly owned subsidiary.

         The cost for solicitation of proxies will be borne by Farmers. Brokerage firms and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. Farmers will, upon request, reimburse brokerage firms, and other custodians, nominees and fiduciaries for the execution of proxies and for their expenses in forwarding proxy material to their principals.

         The proxy statement and the form of proxy are being mailed on March 8, 2001 or as soon thereafter as practicable to all shareholders entitled to vote at the meeting. In addition to use of mails, proxies may be solicited by officers, directors, and employees of Farmers by personal interview, telephone and telegraph.

         The 2000 Annual Report, including the required audited financial statements of the Corporation and related financial information, is enclosed with this proxy soliciting material.

                                  VOTING RIGHTS

         Only shareholders of record at the close of business on February 2, 2001 will be entitled to vote at the meeting. As of February 2, 2001, Farmers had issued and outstanding 11,604,252 shares of common stock with no par value held by approximately 3,585 holders of record eligible to vote. Each outstanding share entitles the recordholder to one vote. The number of shares present at the meeting in person or by proxy will constitute a quorum for the transaction of business.

         It is important that your stock be represented at the meeting, regardless of the number of shares you may own. We would appreciate your signing and returning the enclosed proxy. The shares represented by each proxy, which is properly executed and returned to Farmers, will be voted in accordance with the instructions indicated in such proxy. If no instructions are indicated, shares represented by proxy will be voted "FOR" the election of each of the Directors as described herein under Proposal 1, "FOR" approval of the adoption of the First Amended and Restated Articles of Incorporation under Proposal 2, and "FOR" approval and adoption of the First Amended and Restated Code of Regulations under Proposal 3. The proxy may be revoked at any time prior to its exercise, by delivering notice of revocation or a duly executed proxy bearing a later date to the Treasurer of the Corporation at any time before the proxy is voted. Shareholders who attend the meeting in person may vote their stock even though they may have sent in a proxy. No officer or employee of Farmers may be named as a proxy. If you received two or more proxy forms because of a difference in addresses or registration of shareholdings, each should be executed and returned in order to assure a complete tabulation of shares.

         The Corporation will appoint two officers to act as inspectors for the purpose of tabulating the votes cast by proxy. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting.

         The Board of Directors knows of no other business that will be presented for consideration at the 2000 Annual Meeting other than the matters described in this Proxy Statement. If any other matters should come before the meeting, the proxy holders will vote upon them in accordance with their best judgment.

         PROPOSAL NO. 1:

         ELECTION OF DIRECTORS

                  Pursuant to the Code of Regulations, the authorized number of directors has been set at eight (8). The Board of Directors has nominated the eight (8) persons named below to serve as directors in accordance with the proposal. If Proposal No. 3 is approved, two (2) nominees will be elected as Class I Directors to serve an initial term of one (1) year, three (3) nominees will be elected as Class II Directors to serve an initial term of two (2) years, and three (3) nominees will be elected as Class III Directors to serve an initial term of three (3) years (or, in all cases, until their successors have been duly elected and qualified). Assuming Proposal No. 3 is approved, after this year's election, election of directors will be for three (3) year terms. If Proposal No. 3 is not adopted, each director will serve for one (1) year or until his successor is duly elected and qualified. The class in which each director is designated is identified below. Each of the nominees, with the exception of Mr. Ralph D. Macali, is presently a member of the Board of Directors and has consented to serve another term as director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or approve a resolution that provides for a lesser number of directors. It is presently anticipated that each person elected as a director of the Corporation at the annual meeting will be elected by the Corporation as a director of the Corporation's wholly owned subsidiary, Farmers National Bank of Canfield.

         The eight nominees receiving the greatest number of votes will be elected to the Board of Directors.

                      INFORMATION WITH RESPECT TO NOMINEES

         Certain information in the following tabulation has been furnished to Farmers by the respective nominees for Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE EIGHT NOMINEES LISTED BELOW:

          NAME              PRINCIPAL OCCUPATION AND FIVE YEAR BUSINESS EXPERIENCE     AGE     DIRECTOR SINCE (A)
---------------------------------------------------------------------------------------------------------------
    Benjamin R. Brown     President and Owner of Castruction Company, Incorporated      55          1991
    CLASS II DIRECTOR     in 1965.  The Company designs and manufactures pre-cast
      TWO YEAR TERM       shapes and associated products for the steel industry.

     Joseph D. Lane       Attorney and Principal of Lane & Rusu Co. L.P.A. since        48          1999
    CLASS I DIRECTOR      1995.  Vice President of Lane Funeral Homes, Inc. since
      ONE YEAR TERM       1975 and Vice President of Lane Life Paramedics Ambulance
                          Services since 1985.

     Ralph D. Macali      Vice President of Palmer J. Macali, Inc. since 1986.  The     44          (B)
   CLASS III DIRECTOR     Company operates a Giant Eagle retail grocery store.  Mr.
     THREE YEAR TERM      Macali is a partner in P.M.R.P. Partnership, a real estate investment company since 1996 and is a limited partner in
                          the Macali Family Limited Partnership since 1998.

     David C. Myers       President and Owner of Myers Equipment Corp. since 1955.      72          1988
   CLASS III DIRECTOR     The Company sells truck equipment and school buses.  Mr.
     THREE YEAR TERM      Myers has operated a 2,000 acre farm since 1946.

      Edward A. Ort       President of Ort Furniture Mfg. Co. since 1973.  The          71          1993
    CLASS II DIRECTOR     Company manufactures upholstered furniture which is
      TWO YEAR TERM       shipped to retail furniture stores in northeastern United
                          States since 1957.

     Frank L. Paden       President & CEO of Farmers National Bank since 1996 and       49          1992
   CLASS III DIRECTOR     EVP/Sr. Loan Officer since 1991. President & Secretary of
     THREE YEAR TERM      Farmers National Banc Corp. since 1996.

   William D. Stewart     Chairman since 1996, formerly, President of Farmers           71          1972
    CLASS II DIRECTOR     National Bank since 1972 and President & Secretary of
      TWO YEAR TERM       Farmers National Banc Corp. since 1983.

     Ronald V. Wertz      CPCU, CIC, Vice President  with Acordia Insurance since       54          1989
    CLASS I DIRECTOR      1998. Previously was President and Owner of Boyer
      ONE YEAR TERM       Insurance, Inc. since 1981.


         (A) Includes the period served as a Director of The Farmers National Bank of Canfield prior to its reorganization into a wholly owned subsidiary of this Corporation in 1983.
         (B) Mr. Macali is the Nominee made by the current Board of Directors; should he be elected, he will be serving his first directorship term.

         PROPOSAL NO. 2:

         APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION

                  The Board of Directors has adopted, subject to shareholder approval, the First Amended and Restated Articles of Incorporation (the "Restated Articles") and recommends that you vote for the proposal to approve and adopt the Restated Articles. If the Restated Articles are approved and adopted by the shareholders, the Restated Articles will become effective at the time the Corporation files the Restated Articles with the Office of the Secretary of State of Ohio. It is anticipated that such action will occur on or before April 1, 2001.

                  The substance and effect of certain provisions of the Restated Articles are described below and in the complete text of the Restated Articles as set forth in Exhibit "A" to this Proxy Statement. The following discussions are qualified in their entirety by reference to the text of the Restated Articles.

         INCREASE AUTHORIZED NUMBER OF SHARES

                  The Articles of Incorporation of the Corporation presently authorize 12,500,000 shares, without par value. The Corporation's Board of Directors unanimously adopted a resolution proposing and declaring it advisable that Article IV of the Corporation's Articles of Incorporation (the "Articles") be amended in order to increase the authorized number of shares of the Corporation to 25,000,000 shares, without par value ("Common Shares"), and recommending to the shareholders of the Corporation the approval of the proposed amendment. Of the Corporation's presently authorized 12,500,000 Common Shares, as of December 31, 2000, 11,604,252 shares were outstanding.

                  The Board of Directors believes that it is desirable and in the best interests of the Corporation and its shareholders to increase the number of Common Shares the Corporation is authorized to issue. This will ensure that the Corporation will have a sufficient number of authorized Common Shares available in the future to provide it with the desired flexibility necessary to meet its business needs. If this proposal is approved by the shareholders, the additional Common Shares will be available for a variety of corporate purposes, including for example, the declaration and payment of share dividends to the Corporation's shareholders; issuance of shares under the Dividend Reinvestment Plan; share splits; use in the financing of expansion or future acquisitions; issuance pursuant to the terms of employee benefit plans; and use in other possible future transactions of a currently undetermined nature.

                  If the proposed amendment is adopted, the Corporation would be permitted to issue the additional authorized Common Shares without further shareholder approval, except to the extent otherwise required by the Articles, by law or by any securities exchange on which the Common Shares may be listed at the time. The authorization of additional Common Shares will enable the Corporation, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with the holding of a special meeting of its shareholders. It is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance could be detrimental to the Corporation and its shareholders. The Board of Directors does not intend to issue any Common Shares except on terms which the Board deems to be in the best interests of the Corporation and its shareholders. Depending on the terms, the issuance of the Common Shares may or may not have a dilutive effect on the Corporation's then-existing shareholders. Other than the Common Shares which may be acquired pursuant to the Corporation's existing Dividend Reinvestment Plan and Stock Option Plan, the Corporation presently has no plans, agreements or understandings to issue any of the newly authorized Common Shares.

         ELIMINATION OF PREEMPTIVE RIGHTS.

                  Currently, shareholders of the Corporation have preemptive rights on authorized unissued shares of stock. Preemptive rights allow an existing shareholder to participate in a stock offering on a pro rata ownership basis, thus allowing existing shareholders of the Corporation to maintain their proportion of stock ownership in the Corporation should it decide to issue additional shares of stock. Elimination of preemptive rights will allow greater flexibility to the Board of Directors in issuing securities of the Corporation. The effect of eliminating preemptive rights is to limit the ability of a shareholder to maintain his, her or its existing ownership percentage of the issued and outstanding common stock of the Corporation. Elimination of preemptive rights may result in a shareholder being diluted in the percentage of shares owned by such shareholder if the Corporation issues additional shares of stock and the current shareholder does not participate in the purchase of such stock. Currently, the Articles of Incorporation provide the shareholders with preemptive rights. The effect of eliminating preemptive rights will be to provide the Board of Directors greater flexibility in the circumstances under which it may issue additional shares of common stock.

         ADDITIONAL AMENDMENTS TO THE CORPORATION'S ARTICLES OF INCORPORATION.

                  The following additional amendments are contained in the Restated Articles. The Restated Articles update or eliminate current provisions contained in the Articles of Incorporation so as to make the provisions compliant with applicable law or eliminate unnecessary terms. These amendments are in addition to the provisions described above.

         1. ELIMINATE MINIMUM STATED CAPITAL. Current Article V states that the Corporation will have minimum stated capital of $1,000 to commence business. There is no longer a requirement that Ohio corporations have a minimum stated capital to conduct business; thus, Article V is eliminated.

         2. ELIMINATE DESIGNATION OF DIRECTORS. Current Article VIII states the number of directors and identifies the directors by name and address. The Code of Regulations of the Corporation provides for the number of directors, election procedures, term, and procedures to fill vacancies. Currently, it is necessary to amend the Articles whenever the number and/or identity of the directors is changed; thus, Article VIII is eliminated.

         3. ELIMINATE DESIGNATED INCORPORATORS. Article IX states the names and addresses of the incorporators of the Corporation. It is not necessary to identify the incorporators of the Corporation; thus, Article IX is eliminated.

         4. AMEND INDEMNIFICATION PROVISIONS. Article X provides the Corporation with the power to indemnify shareholders, officers and directors of the Corporation. The Corporation's power to indemnify its shareholders, officers and directors is explicitly provided by statute. The current indemnification statute in the State of Ohio has been amended since the original adoption of Article X. It is necessary to amend Article X to conform to the current statute, and to provide the maximum protection to the officers and directors in their roles as fiduciaries for the Corporation; thus, Article X is amended as provided in the Restated Articles.

         5. ELIMINATE DESIGNATION OF EXECUTIVE COMMITTEE. Article XI states that the Board of Directors has the authority to designate an Executive Committee to exercise the authority of the Board of Directors in the management of the Corporation. The Amended and Restated Code of Regulations provides similar authority to the Board. It is not necessary to include such provisions within the Articles; thus, Article XI is eliminated.

         Adoption of the Restated Articles requires the affirmative vote of the holders of record of Sixty-six and two-thirds percent (66 2/3%) of the shares of the Corporation.

         PROPOSAL NO. 3:

         APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF REGULATIONS

                  The Board of Directors has adopted, subject to shareholder approval, the First Amended and Restated Code of Regulations (the "Restated Code") and recommends that you vote for the proposal to approve and adopt the Restated Code. If the Restated Code is approved and adopted by the shareholders, the Restated Code will become effective immediately.

                  The substance and effect of certain provisions of the Restated Code are described below. The complete text of the proposed Restated Code is set forth in Exhibit "B" to this Proxy Statement. The following discussions are qualified in their entirety by reference to the text of the Restated Code.

         AMENDMENTS AFFECTING THE DIRECTORS, INCLUDING A CLASSIFIED BOARD.

                  The Restated Code reflects changes to the number, nomination procedures, election, term, vacancy and removal of directors. Specifically, the Restated Code contains a wholly revised Article III, Directors.

                  Article III, Section 1 (Number of Directors) provides that the number of directors shall be not less than five (5), nor more than twenty-five (25), and that the exact number shall be determined from time to time by a two-thirds majority vote of the whole Board of Directors. The exact number shall be eight (8) unless otherwise determined.

                  Article III, Section 2 (Nominations) prescribes the procedures under which a person is nominated for election to the Board of Directors. Specifically, individuals may be nominated at a meeting of the shareholders by or at the direction of the Board of Directors. Nominations made by shareholders must comply strictly with the provisions of Article III, Section 2. Those provisions provide that timely notice of such nomination must be provided to the Secretary of the Corporation. To be considered timely, a shareholder notice must be delivered not less than ninety (90), nor more than one hundred twenty
         (120) days prior to the shareholder meeting at which the nominee may be elected to the Board of Directors; provided, however, that in the event that less than ninety (90) days notice of the meeting is provided to shareholders, timely notice must be delivered no later than the close of business on the seventh (7th) day following the date public disclosure of the meeting was made. A shareholder's timely notice to the Secretary shall set forth the name, age, business address and residence address of the nominee, principle occupation or employment history of the nominee for the past five (5) years, and the class and number of shares of capital stock of the Corporation which are directly and beneficially owned by such nominee; and, as to the shareholder providing such notice, the name and record address of the shareholder and the class and number of shares of capital stock of the Corporation which are directly and beneficially owned by such shareholder. Additional information may be required by the Corporation. These nominating procedures afford the Board of Directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, the opportunity to inform shareholders about the merits of such qualifications. The provisions contained in Article III, Section 2 of the Restated Code do not give the Board of Directors any power to approve or disapprove of shareholder nominations for election of directors, although it may have the effect of precluding a contest for the election of directors if the procedures established by it are not followed. The provisions may also discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors. For these reasons, the Board of Directors believes that this Article III, Section 2 may have an anti-takeover effect.

                  Article III, Section 3 (Election and Term of Directors) provides for a classified Board of Directors. A classified Board of Directors would operate to divide the Board into three (3) separate classes of directors, as nearly equal in number as possible, to serve a three (3) year term or until their successors are duly elected and qualified with each class being elected at different annual shareholder meetings. Following the effectiveness of this provision, Class I will consist of two (2) directors who will serve for an initial term of one
         (1) year, Class II will consist of three (3) directors who will serve for an initial term of two (2) years, and Class III will consist of three (3) directors who will serve for an initial term of three (3) years. At each annual meeting after 2001, directors will be elected to succeed those whose terms then expire and each newly elected director will serve for a three (3) year term. The Restated Code would replace the prior system of electing all of the directors annually for one (1) year terms.

                  If the number of directors constituting the Board is increased or decreased, the resulting number of directors will be apportioned among the three (3) classes so as to make all classes as nearly equal in number as possible, except that the term of any incumbent director may not be shortened.

                  The affect of a classified Board of Directors may be circumvented by increasing or decreasing the size of the Board. At present, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, are required to be filled by a majority of the remaining members of the Board, although less than a quorum, and each person so elected serves as a director until a successor is elected by the shareholders. The Restated Code provides that the size of the Board may be fixed solely by action of the Board itself, and that any vacancies in the Board of Directors be filled by a majority vote of the remaining directors then in office, even though less than a quorum, and each person so elected would serve for the remainder of the full term of the class in which the new directorship was created or the vacancy occurred.

                  Since directors will be serving for longer terms which expire at different times, and may be removed only for cause by a supermajority vote of shareholders (see below), the Board of Directors believes that a classified Board will promote continuity of management and, thereby enhance the ability of the Corporation to carry out long-range plans and goals for its benefit and the benefit of its shareholders. Although the Corporation has not experienced difficulties in the past in maintaining continuity of the Board and management, the Board of Directors believes that a classified Board will assist the Corporation in maintaining this continuity of management into the future. Additionally, the classified Board has certain anti-takeover effects that the Board believes will deter unsolicited takeover attempts and protect the value of each shareholder's investment in the Corporation.

                  A classified Board would also extend the time it would take for a majority shareholder to obtain control of the Board of Directors, thereby limiting such abusive takeover tactics as two tiered tender offers. Assuming each class of directors is equal in size, a majority shareholder could not obtain control of the Board until the second annual shareholders' meeting after it acquired a majority of the voting stock. During this time, the Board of Directors would have a better opportunity to negotiate with any such majority shareholder to obtain a more favorable price and terms in any merger or tender offer.

                  Article III, Section 3 further provides that amendment to such section (eliminating the classified Board) requires a 66 2/3% majority vote of the shareholders.

                  Article III, Section 4 (Vacancies) provides that any vacancies in the Board shall be filled by a majority vote of the remaining directors and such director shall hold office for the unexpired portion of the term of the directorship. If the vacancy is created through an increase in the number of directors, the Board of Directors shall also determine the class of such directorship.

                  Article III, Section 5 (Removal of Directors) provides that directors shall only be removed with a showing of cause by the affirmative vote of the holders of not less than 66 2/3% of the voting stock of the Corporation. Currently, the Code of Regulations is silent as to removal of directors and therefore directors can be removed for any reason. Currently, a potential acquirer could remove all of the directors at a meeting of shareholders and install its own slate of directors, thus gaining full control of the Board of Directors. Approval of the Restated Code will require such a potential acquirer to demonstrate cause as to why such directors should be removed, and shall further require such acquirer to gain approval of the holders of not less than 66 2/3% of the voting stock of the Corporation.

                  The Board believes that the threat of its removal would significantly weaken its bargaining strength in the event of an unwanted solicitation of the Corporation. The directors would be deprived of the time necessary to effectively evaluate any given proposal, to study alternatives to that proposal, and to make adequate and informed recommendations to the shareholders.

                  The effect of this provision is to make removal of the directors more difficult. The provision may also have the effect of making takeover and changing control of the Corporation more difficult. Additionally, the provision may have an adverse effect on the willingness of large shareholders to purchase shares of the Corporation.

                  The effect of the new Article III, in the aggregate, may be to discourage tender offers and proxy contests and could deprive shareholders of the opportunity to participate in such occurrences if they so desire. The new Article III could also have the effect of discouraging accumulation of a substantial number of shares by any person or entity which would tend to reduce temporary fluctuations of the price of shares and potentially deprive shareholders of the ability to sell shares at temporarily inflated prices. By impeding the ability of shareholders to remove the directors, the shareholders may be deprived of the ability to participate in tender offers and proxy contests if they so desire, at the expense of protecting the Board and management. Conversely, the proposal will vest the Board with the ability to negotiate with a potential suitor without feeling the pressure that it will be removed if it does not react quickly to the tender offer or proxy contest.

                  Adoption of the Restated Code requires the affirmative vote of the holders of record of a majority of the shares of the Corporation.

         ANTI-TAKEOVER AFFECTS.

                  The amendments contained in the Restated Articles and the Restated Code, including eliminating preemptive rights, controlling the number of directors, the nominating procedures for directors, classifying the Board of Directors, filling directorship vacancies and removing directors for cause may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control of the Corporation by a holder of a large block of the Corporation's stock or other person or the removal of incumbent management, even if such actions may be beneficial to the Corporation's shareholders generally.

                  Adoption of the Restated Articles and the Restated Code are not in response to any effort, of which the Corporation is aware, to accumulate the common stock or to obtain control of the Corporation. The Board of Directors has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or a corporate restructuring, including proxy fights in partial tender offers and the related use of two tier pricing. The Board of Directors believes that the use of these tactics can place undue pressure on a Corporation's Board of Directors and shareholders to act hastily and on incomplete information, and, therefore, can be highly disruptive to the Corporation as well as result in unfair differences in treatment of shareholders who act immediately in response to an announcement of takeover activity and those who choose to act later, if at all.

                  The provisions contained in the Restated Articles and the Restated Code may have the effects of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board of Directors, but that the holders of the majority of the shares of common stock may deem to be in their best interest or in which some or all of the shareholders may receive a substantial premium over prevailing market prices for their stock. By having the effect of discouraging takeover attempts, the Restated Articles and Restated Code also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the common stock that often result from actual or rumored takeover attempts.

                  The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Corporation's shareholders, but, nevertheless, believes that the shareholders as a whole will benefit from the adoption of the provisions contained within the Restated Articles and the Restated Code. The complete text of the Restated Articles is set forth in Exhibit A; the complete text of the Restated Code is set forth in Exhibit B.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding beneficial ownership as of December 31, 2000, of the Corporation's common shares of each Director and all Executive Officers as a group.

Name                                                   Aggregate Number of Shares    Percent of Outstanding
                                                          Beneficially Owned (A)             Shares
---------------------------------------------------------------------------------------------------------------
Benjamin R. Brown                                                52,642                       .45%
Joseph D. Lane                                                    8,579                       .07%

Ralph D. Macali                                                  81,596                       .70%
David C. Myers                                                   52,607                       .45%
Edward A. Ort                                                    15,970                       .14%
Frank L. Paden                                                   20,531                       .18%
William D. Stewart                                               58,619                       .51%
Ronald V. Wertz                                                  76,966                       .66%
Executive Officers as a Group                                    28,854 (B)                   .25%
All Directors and Executive Officers as a Group                 375,833                      3.24%

(A) Information relating to beneficial ownership is based upon information available to Farmers and uses "Beneficial Ownership" concepts set forth in the rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, Beneficial Ownership includes those shares over which an individual has sole or shared voting, and/or investment powers such as beneficial interest of a spouse, minor children, or other relatives living in the home of the named individual, trusts, estates and certain affiliated companies.

(B) Includes 20,531 shares held by Frank L. Paden, President and CEO of Farmers National Bank of Canfield and President and Secretary of the Corporation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's Directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during 2000, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         During 2000, the Board of Directors of the Corporation held twelve regular monthly meetings and five special meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they serve. Members of the Board of Directors receive $500 for each board meeting they attend, and $300 for each committee meeting they attend with the exception of Mr. Paden who does not receive any compensation for committee meetings.

         At the Director's organizational meeting, held immediately following the last Annual Shareholders Meeting of the Farmers National Banc Corp, held on March 30, 2000, the following committees were appointed by the President &
Secretary:

         The Board of Directors has an Audit Committee consisting of Messrs. Myers, Brown, Ort and Wertz. The Audit Committee met four times in 2000. Included in the functions performed by the Audit Committee are (i) review the internal auditing procedures and controls of the Corporation and its subsidiary;
(ii) review reports prepared by the internal and external auditor; (iii) formally reports to the full Board of Directors its evaluations, conclusions and recommendations with respect to the Corporation's implementation of its policies, practices and controls; (iv) hold discussions with external auditors regarding the quality of the Corporation's financial reporting; (v) recommends to the Board of Directors that the Corporation's financial statements be included in the annual report in Form 10-K filing; and (vi) review and discuss audited financial statements with management. The Audit Committee received a letter from its' external auditor containing the disclosures required by the Independence Standard Board (ISB) Standard No. 1, and had discussion with the auditor regarding the auditor's independence. The Audit Committee is governed by an audit charter that has been approved by the Board of Directors.

         The Board of Directors has a Discount Loan Committee consisting of all the directors. The function of this committee is to review all loans made during the previous week and to approve any new loan applications or loan commitments which are greater than the lending limits of specific loan officers or the Executive Loan Committee. This committee meets on a regular weekly basis with three members of the bank's Executive Loan Committee.

         The Board of Directors has a Building Committee consisting of all the directors. The function of this committee is to oversee site selection for new offices, remodeling projects and any other modifications to the Corporation's buildings. This committee did not meet in 2000.

         The Board of Directors has a Long Range and Strategic Planning Committee consisting of all the directors. This committee is responsible for the formulation and implementation of the Corporation's long range Strategic Plan and short term Business Plan. This committee did not meet in 2000.

         The Board of Directors has a Risk Management and Insurance Committee consisting of Messrs. Wertz, Brown, Calvin and EVP/CFO Culp. The function of this committee is to annually review all insurance protection and coverage maintained by the corporation. This committee met once in 2000.

         The Board of Directors has an Executive Compensation and Employees Salary Committee consisting of Messrs. Brown, Calvin, Lane, Myers, Ort, Stewart and Wertz. During 2000, this Compensation Committee met once. Duties of this committee include reviewing the performance of and establishing compensation for the officers of the Corporation's subsidiary, Farmers National Bank. The Compensation Committee also administers the Farmers National Banc Corp. 1999 Stock Option Plan.

         The Board of Directors has a Nominating Committee consisting of all the directors. During 2000, the Nominating Committee met twice. This committee is responsible for selecting and recommending to the Board of Directors with respect to: (a) nominees for election at the Annual Meeting of the shareholders;
(b) nominees to fill Board vacancies; and (c) the composition of membership of the various other standing board committees. The Nominating Committee will consider director nominees recommended by shareholders provided these nominations are in accordance with the procedures set forth in the Corporation's Code of Regulations.

         NOTE: THE ABOVE COMMITTEES ARE COMMITTEES OF THE FARMERS NATIONAL BANK OF CANFIELD (THE BANK), A WHOLLY OWNED SUBSIDIARY OF FARMERS NATIONAL BANC CORP. CURRENTLY, THE MEMBERS OF FARMERS' BOARD OF DIRECTORS ALSO SERVE AS THE DIRECTORS OF THE BANK, AND ATTEND BOARD

MEETINGS FOR BOTH FARMERS AND THE BANK. ALTHOUGH THESE MEETINGS ARE CONDUCTED SEPARATELY ON THE SAME DAY, A MEMBER RECEIVES COMPENSATION (WHICH IS PAID BY FARMERS) FOR ONLY ONE MEETING, CONSEQUENTLY, MEMBERS ATTENDING A MEETING OF THE BOARDS OF BOTH FARMERS AND THE BANK ON A SINGLE DAY ARE CREDITED WITH ONE BOARD MEETING FOR ATTENDANCE AND COMPENSATION PURPOSES.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position                   Year       Annual Salary        401(k)           All Other
                                                         and Director       Corporation    Compensation (c)
                                                           Fees (a)      Contribution (b)
-------------------------------------------------------------------------------------------------------------
Frank L. Paden, President & CEO               2000          144,495           11,680              715
                                              1999          124,426            9,377              686
                                              1998          118,917            7,975              383


(a) The amount of Director Fees included in this annual amount is as follows:
Paden ($9,500, $10,300 and $9,300).
(b) In May, 1996, the Corporation adopted a 401(k) Profit Sharing Retirement Savings Plan. All employees of the Bank who have completed at least one year of service and meet certain other eligibility requirements are eligible to participate in the Plan. Under the terms of the Plan, employees may voluntarily defer a portion of their annual compensation, not to exceed 15%, pursuant to
Section 401(k) of the Internal Revenue Code. The Bank matches a percentage of the participants' voluntary contributions up to 6% of gross wages. In addition, at the discretion of the Board of Directors, the Bank may make an additional profit sharing contribution to the Plan. The Bank's contributions are subject to a vesting schedule and the Plan meets the requirements of Section 401(a) of the Internal Revenue Code and Department of Labor Regulations under ERISA.
(c) Amounts represent cost of group term life insurance and other benefits.

         Listed is the total compensation paid by the Corporation's subsidiary, The Farmers National Bank of Canfield during the latest fiscal year to the named person(s) for services in all capacities, specifically setting forth the direct compensation to the President & CEO. No other executive officer of the Bank receives total annual salary, bonus and other compensation of $100,000.

         In 1991, as a result of certain changes in the Internal Revenue Code, the Bank's pension plan was amended to reduce significantly the benefits of several key employees, including those of Mr. Paden. As a result, the Bank has entered into Deferred Compensation Agreements with certain of its executive officers, including Mr. Paden. Under the terms of the Deferred Compensation Agreement, he will receive monthly payments of $930.00 for a period of two hundred and four (204) months, commencing with retirement age of 65. This agreement also provides that these executive officers will be available to perform consulting services for the Bank during the period he is receiving these payments, and prohibits him from entering into competition with the Bank during that same period. In the event that any payments should still remain due and payable to the executive officer under the Agreement at the time of his death, those payments would be made to his surviving spouse. In the event that any payment should still remain due and payable to either the executive officer or his spouse under the Agreement at the death of the survivor of them, those payments would be reduced to their then present value at a predetermined rate of interest and paid to the estate of the survivor in a lump sum. Payments will be prorated in the event the employee retires before the age of 65, and will be increased proportionately if he retires after the age of 65. The Agreement is funded by a life insurance policy owned by the Bank, on which the Bank is the beneficiary and the premiums of which are paid by the Bank.

         Farmers National Banc Corp. adopted a stock option plan in 1999. As of the date of this proxy statement, no options are outstanding under the stock option plan.

         No Employment Contracts or Golden Parachute Agreements exist between any executive officer of either Farmers National Banc Corp. or The Farmers National Bank of Canfield. .

                           INDEBTEDNESS OF MANAGEMENT

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with Directors, executive officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Since the beginning of 2000, the largest aggregate extensions of credit to executive officers, Directors and their associates during the year ended December 31, 2000 was $1,076,730 or 1.52% of Equity Capital Accounts. In the opinion of the management of the Bank, these transactions do not involve more than a normal risk of collection or present any unfavorable features.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is made up of all of the outside Directors of Farmers. No officers of the corporation sit on this committee. This committee reports back to the full board but its decisions are not subject to full board approval. The committee has the purpose and responsibility of providing the Bank, its staff and the communities it serves with consistent long-term leadership of the highest quality possible while protecting the interests of the shareholders.

         The committee sets the limits for increases in the aggregate for all staff, reviews performance of executive officers and sets their salaries for the coming year. In addition, any incentive/bonus program is set by the board based on the recommendation of the compensation committee.

         The committee takes a straightforward approach to the review of executives and bases its consideration of salaries on specific job performance, contribution to target levels of growth, profitability, stability, capital and return on equity (ROE) and return on assets (ROA). Also considered is the executive's contribution to the general success of the Bank and its business plan and community standing, which cannot necessarily be quantified in an appropriated manner but is weighted heavily in a community bank, which is located exclusively in small communities. Successful bank operations are contingent upon accomplishment in all areas and integration with the business community's direction and success in our market areas. Executive performance must therefore be evaluated by using these factors as well. Specific results of each executive's area of responsibility are evaluated and considered, but would not be appropriately discussed here as a matter of confidentiality.

         The committee evaluates the President on the same basis as other executive offices with weight being given to the achievement of target levels of growth, capital and return on equity and, in addition, specific target goals of the overall strategic plan of the Bank. The accomplishment of meeting the goals and targets are reflected in the Summary Compensation Table.

         The members of the Compensation Committee are Benjamin R. Brown, Chairman; Richard L. Calvin, Joseph D. Lane, David C. Myers, Edward A. Ort, William D. Stewart and Ronald V. Wertz. None has registered a disagreement with the above report.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is currently or was at any time during 2000, an officer or an employee of, or had an employment agreement with the Corporation or the Bank. No corporate or committee interlocks exist which require disclosure under SEC regulations.

                                PERFORMANCE GRAPH

         The Securities and Exchange Commission requires a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. The Corporation has selected the NASDAQ Stock Market US Index and the NASDAQ Banks Index for purposes of this performance comparison which appears below. The Performance Graph presents a comparison which assumes $100 invested on December 31, 1995, in the Corporation's common stock, The NASDAQ Stock Market US Index and the NASDAQ Banks Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
      AMONG FARMERS NATIONAL BANC CORP., THE NASDAQ STOCK MARKET - US INDEX
                           AND THE NASDAQ BANKS INDEX

                                     [GRAPH]

         - $100 INVESTED ON 12/31/95 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                    12/95       12/96       12/97         12/98        12/99        12/00
                                    -----       -----       -----         -----        -----        -----
Farmers National Banc Corp.         100         132         186           268          197          114
NASDAQ Stock Mkt-US                 100         123         151           213          395          238
NASDAQ Bank                         100         132         221           220          211          241



                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has elected Hill, Barth and King LLC to serve as the Corporation's independent public accountant for the fiscal year ending December 31, 2001. Hill, Barth and King LLC also served as the Corporation's independent public accountant for the fiscal year ended December 31, 2000. Hill, Barth and King LLC is expected to have a representative present at the Annual Meeting and will be available to respond to shareholders' questions and if it desires, will have an opportunity to make any statement it considers appropriate.

                             SHAREHOLDER PROPOSALS

         Any Shareholder proposal intended to be placed in the Proxy Statement for the 2001 Annual Meeting to be held in March 2002 must be received by the Corporation no later than December 1, 2001. Written proposals should be sent to Carl D. Culp, Executive Vice President and Treasurer, Farmers National Banc Corp., 20 South Broad Street, P.O. Box 555, Canfield, Ohio 44406. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

                           ANNUAL REPORT ON FORM 10-K

         A copy of the Corporation's 2000 report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders upon written request to Carl D. Culp, Executive Vice President and Treasurer, Farmers National Banc Corp., 20 South Broad Street, P.O. Box 555, Canfield, Ohio 44406.


                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          FRANK L. PADEN, PRESIDENT & SECRETARY

                                   EXHIBIT "A"

                           FIRST AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                           FARMERS NATIONAL BANC CORP.

                                    ARTICLE I
          The name of the corporation is Farmers National Banc Corp.

                                   ARTICLE II
          The place in the State of Ohio where the principal office of the corporation is to be located is in the City of Canfield, County of Mahoning.

                                   ARTICLE III
          The purpose for which the corporation is formed is to engage in any lawful act or activity for which corporations may be formed under the General Corporation Act of Ohio.

                                   ARTICLE IV
          The aggregate number of common shares which the corporation is authorized to have outstanding is Twenty-five Million (25,000,000) shares. Each common share is without par value. The total number of authorized and outstanding shares of common stock shall be changed from time to time to reflect economic conditions of the corporation and business opportunities available to the shareholders of the corporation. Shares of the authorized and outstanding common stock may be redeemed by the corporation at a regularly or specially called meeting for said purpose. Furthermore, the corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its capital, except where otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.

                                    ARTICLE V
         The Board of Directors of the corporation is hereby authorized to fix and determine and to vary the amount of working capital of the corporation, to determine whether any and, if any, what part of its surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to shareholders,and without action by the shareholders, to use and apply such surplus or any part thereof at any time or from time to time in the purchase or acquisition of shares of any class, voting trust certificates for shares, bonds, debentures, notes, script, warrants, obligations, evidences of indebtedness of the corporation or other securities of the corporation, to such extent or amount and in such manner and upon such terms as the Board of Directors of the corporation shall deem expedient to the extent not prohibited by law.

                                   ARTICLE VI
          In the absence of fraud, no contract or other transaction between the corporation and any other person, corporation, firm, syndicate, association, partnership, or joint venture shall be wholly or partially invalidated or otherwise affected by reason of the fact that one or more of the directors of the corporation are or become directors or officers of such other corporation, firm, syndicate or association, or members of such partnership or joint venture, or are pecuniarily or otherwise interested in such contract or transaction, provided, that the fact such director or directors of the corporation are so situated or so interested or both, shall be disclosed or shall have been known to the Board or Directors of the corporation. Any director or directors of the corporation who is (are) also a director or officer of such other corporation, firm, syndicate or association, or a member of such partnership, or joint venture, or is pecuniarily or otherwise interested in such contract or transaction, may be counted for the purpose of determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction and, in the absence of fraud, and as long as he acts in good faith, any such director may vote thereat to authorize any such contract or transaction with like force and effect as if he were not a director or officer of such corporation, firm, syndicate or association, or a member of such partnership or joint venture, or pecuniarily or otherwise interested in such contract or transaction.

                                   ARTICLE VII
         The corporation shall indemnify any director or officer and any former director or officer of the corporation and any such director or officer who is or has served at the request of the corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his heirs, executors and administrators) against expenses, including attorney's fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by applicable law. The indemnification provided for herein shall not be deemed to restrict the power of the corporation (i) to indemnify employees, agents and others to the extent not prohibited by law, (ii) to purchase and maintain insurance or furnish similar protection on behalf of or for any person who is or was a director, officer or employee of the corporation, or any person who is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, and (iii) to enter into agreements with persons of the class identified in clause (ii) above indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against or incurred by them in such capacities.

                                  ARTICLE VIII
         In no event shall a shareholder have the right to vote cumulatively in the election of Directors.

                                   ARTICLE IX
A.   CONTROL SHARE ACQUISITIONS:
         (1) Requirement of Shareholder Approval. If any person, partnership, corporation, trust, association or other entity, acting individually, collectively or in concert with a joint or common interest (hereinafter referred to as "acquiring entity") seeks to acquire, directly or indirectly, shares of this corporation which would entitle such acquiring entity, immediately after such acquisition, either directly or indirectly, alone or with others, to exercise or direct the exercise of 10 per cent or more of the voting power of this corporation exercisable on amendments to these Articles, then such proposed acquisition, including any tender offer, bid, option, solicitation or agreement to purchase, (hereinafter called a "control share acquisition") shall not be made until after the acquiring entity has obtained prior authorization of the shareholders of this corporation at a special meeting called for that purpose.
         (2) Notice by Acquiring Entity. The Board of Directors of this corporation shall call a special meeting of shareholders to be held within fifty
(50) days after the receipt by this corporation of a statement from the acquiring entity delivered to this corporation at its principal place of business in Canfield, Ohio setting forth (i) the identity of the acquiring entity; (ii) the fact that the statement is delivered pursuant to this Article;
(iii) the number of shares or this corporation owned directly or indirectly by the acquiring entity; (iv) a description in reasonable detail of the price, consideration, number of shares to be acquired, terms and provisions of the proposed control share acquisition; and (v) representations of the acquiring entity, together with a statement in reasonable detail of the facts on which they are based, that the acquiring entity has received all necessary regulatory approvals and consents to make such control share acquisition, that the proposed control share acquisition if consummated, will not be contrary to law, and that the acquiring entity has the financial capacity and cash, securities or other consideration necessary to make the proposed control share acquisition. The Board of Directors shall have no obligation to call such a meeting if it determines in good faith by a vote of at least two-thirds of the entire Board that the proposed control share acquisition is contrary to law or cannot be consummated for financial reasons.
         (3) Required Vote. A control share acquisition may not be made or consummated until the proposed control share acquisition has been approved by the shareholders of this corporation at a special meeting called for such purpose with the necessary vote as herein prescribed. If the Board of Directors, by a vote of at least two-thirds of the entire Board, determines that the proposed control share acquisition will be made to all of this corporation's shareholders at the same time on a uniform and fair basis, for all of the outstanding shares of this corporation, (other than those shares which are already owned by the acquiring entity), then the proposed control share acquisition must be approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least a two-thirds majority of the voting power of this corporation exercisable on amendments to these Articles and by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least a two-thirds majority of such voting power excluding (i) shares which are already owned by the acquiring entity; (ii) shares which the acquiring entity has the right to vote, acquire, or control; and (iii) shares owned by employees of this corporation who are also directors of this corporation. Unless such a determination is made by the requisite vote of the Board of Directors, the proposed control share acquisition must be approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 80 percent of the voting power of this corporation exercisable on amendments to these Articles and by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 80 percent of that portion of such voting power excluding (i) the shares which are already owned by the acquiring entity; (ii) shares which the acquiring entity has the right to vote, acquire, or control; and (iii) shares owned by employees of this corporation who are also directors of this corporation.
         (4) Consummation of Control Share Acquisition. Any such control share acquisition which is authorized as aforesaid must be consummated in accordance with the terms set forth in the acquiring entity's notice to this corporation within 180 days following such shareholder approval.
         (5) Violation of Restriction: Exclusion from Voting. Any shares acquired in a control share acquisition not authorized as provided herein shall be excluded from voting in any subsequent meeting of the shareholders of this corporation.
         (6) Violation of Restriction: Stop transfer Instructions. The Secretary of this corporation shall direct the transfer agent of shares of the corporation to refuse to transfer shares on the books of this corporation which represent shares acquired in a control share acquisition not authorized as provided herein.
         (7) Exceptions. This Section shall not apply to any control share acquisition consummated in accordance with Section 1701.831 of the Ohio Revised Code on or before the effective date of this amendment to the Articles of Incorporation and thereafter this Article shall not apply if the control share acquisition is consummated in any of the following circumstances: pursuant to a Business Combination effected in compliance with Section B of this Article and with the Ohio Revised Code; pursuant to laws of descent and distribution; pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Section.
         (8) Relation to section 1701.831 of the Ohio Revised Code. Section 1701.831 of the Ohio Revised Code shall not apply to this corporation; provided, however, that if this Article shall be declared illegal or unenforceable, then
Section 1701.831 of the Ohio Revised Code shall apply to this corporation.

B.   BUSINESS COMBINATIONS
         (1) Requirement of Shareholder Approval. No Business Combination, as hereinafter defined, may be consummated except upon approval by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 80 percent of the voting power of this corporation exercisable on amendments to these Articles; provided, however, that a Business Combination which has been approved by a vote of at least two-thirds of the disinterested directors of this corporation, and which has been determined by such directors to be fair and equitable to all the shareholders of this corporation, may be consummated if it has been approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least a two-thirds majority of the voting power of this corporation exercisable on amendments to these Articles. A director shall be deemed to be disinterested if immediately prior to the consummation of the Business Combination he is not an affiliate of any of the other parties to the Business Combination. For the purpose of this Section an affiliate shall mean any person controlling, controlled by, or under common control with such other party and shall include any person who owns shares of an acquiring corporation representing ten percent or more of the voting power of such corporation.

         (2) Definition of Business Combination. A Business Combination shall include:
                           (A)  A merger or consolidation of the corporation;
                           (B) Any sale, lease, exchange, transfer or other disposition of all or substantially all the assets of this corporation;
                           (C) The adoption of any plan of liquidation and dissolution of this corporation; and
                           (D) Any reclassification of securities,
                           recapitalization or reorganization which would increase, directly or indirectly, the proportionate equity interest or control by an acquiring entity; but shall not include any such transaction with an entity controlled by this corporation.

C.   AMENDMENT:
         This Article may only be amended, revised, or repealed and any provision in the other Articles of Incorporation or in the Regulations which are inconsistent with this Article may only be adopted by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 75 percent of the voting power of this corporation exercisable on amendments to these Articles.

                                    ARTICLE X
         No holder of shares of the corporation of any class, as such, shall have the preemptive right to subscribe for or to purchase any shares of any class of the corporation or any other securities of the corporation, whether such shares of such class are now or hereafter authorized.

                                   ARTICLE XI
         Unless otherwise provided herein, any amendments to these Articles of Incorporation may be made from time to time by the affirmative vote of the holders of a majority of the outstanding voting stock of the corporation.

                                   EXHIBIT "B"

                    AMENDED AND RESTATED CODE OF REGULATIONS

                                       OF

                           FARMERS NATIONAL BANC CORP.

                                    ARTICLE I
                                     OFFICES
         SECTION 1. PRINCIPAL OFFICE. The principal office of the corporation shall be located in the City of Canfield, Ohio or at such other location as may be designated from time to time by the Board of Directors.
         SECTION 2. OTHER OFFICES. The corporation shall also have offices at such other places out of, as well as within, the State of Ohio as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS
         SECTION 1. ANNUAL MEETING. The annual meeting of the shareholders of this corporation, for the purpose of fixing or changing the number of directors of the corporation, electing directors and transacting such other business as may come before the meeting, shall be held on a day, to be determined by the Board of Directors, in the month of March each year.
         SECTION 2. SPECIAL MEETINGS. Special Meetings of the shareholders may be called at any time by the Chairman of the Board, the President or a Vice President of the corporation, or a majority of the Board of Directors acting with or without a meeting, or by any three or more shareholders owning, in aggregate, not less than one-fourth of all shares outstanding and entitled to vote thereat so long as such shareholders prescribe specifically the purpose of such meeting.
         SECTION 3. PLACE OF MEETINGS. Meetings of shareholders shall be held at the office of the corporation in Mahoning County, Ohio, unless the Board of Directors shall decide that a meeting will be held at some other place within or out of the State of Ohio and causes the notice thereof to so state.
         SECTION 4. NOTICES OF MEETINGS. Unless waived, a written, printed or typewritten notice of each annual or special meeting, stating the day, hour and place and the purpose or purposes thereof, shall be served upon or mailed to each shareholder who is (a) of record as of the day next preceding the day on which notice is given or (b) if a record date therefore is duly fixed, of record as of said date. Such notice shall be given not more than sixty (60) days, nor less than ten (10) days before any such meeting. If mailed, it shall be directed to a shareholder at his address as the same appears upon the records of the corporation.
         All notices with respect to any shares of record in the names of two or more persons may be given to whomever of such persons is named first on the books of the corporation, and notice so given shall be effective as to all the holders of record of such shares.
         Every person who by operation of law, transfer, transmission or by any other means whatsoever shall become entitled to any share or right or interest therein shall be bound by every notice in respect of such share which, prior to his name and address being entered upon the books of the corporation as the registered holder of such share, shall have been given to the person in whose name such share appears of record.
         SECTION 5. WAIVER OF NOTICE. Any shareholder, either before or after any meeting, may waive in writing any notice required to be given by law or under these Regulations and such writing shall be filed with or entered on the records of the meeting; and whenever all of the shareholders entitled to vote shall meet in person or by proxy and consent to hold a meeting, it shall be valid for all purposes without call or notice and at such meeting any action may be taken.
         SECTION 6. QUORUM. The shareholders present in person or by proxy at any meeting of shareholders shall constitute a quorum for such meeting; but no action required by law, the Articles of Incorporation or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of any particular class, or of each class, may be authorized or taken by a lesser proportion.
         At any meeting at which a quorum is present, all questions and business which shall come before the meeting shall be determined by the vote of the holders of a majority of the voting shares represented by shareholders present in person or by proxy, except when a different proportion is required by law, the Articles of Incorporation or these Regulations.

         At any meeting, whether a quorum is present or not, the holders of a majority of the voting shares represented by shareholders present in person or by proxy may adjourn from time to time and from place to place without notice other than by announcement at the meeting. At such adjourned meeting, at which a quorum is present, any business may be transacted which might be transacted at the meeting as originally notified or held.
         SECTION 7. PROXIES. Any person who is entitled to attend a shareholder's meeting to vote thereat or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases and exercise any of his other rights, by proxy or proxies, appointed by a writing signed by such person, which need not be sealed, witnessed or acknowledged.
         A telegram or cablegram appearing to have been transmitted by such person or a photographic, photo static or equivalent reproduction or a writing appointing a proxy shall be a sufficient writing.
         No appointment of a proxy shall be valid after the expiration of eleven
(11) months after it is made unless the writing specified the date on which it is to expire or the length of time it is to continue in force.
         Unless the writing appointing a proxy or proxies otherwise provides:
         1. Each proxy has the power of substitution, and, when three (3) or more proxies are appointed, a majority of them or of their substitutes may appoint one or more to act for all;
         2. If more than one proxy is appointed, then (a) with respect to voting or executing consents, waivers or releases, or objections to consents at a shareholders' meeting, a majority of such proxies as attend the meeting, or if only one attends then that one, may exercise all the voting and consenting authority thereat, and if one or more attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such authority with respect to an equal number of shares, and (b) with respect to exercising any other authority, a majority may act for all;
         3. Every appointment of a proxy shall be revocable unless such appointment is coupled with an interest. Without affecting any vote previously taken, the person appointing a proxy may revoke a revocable appointment by a later appointment received by the corporation or by giving notice of revocation to the corporation in writing or in open meeting. The presence at a meeting of the person appointing a proxy does not revoke the appointment;
         4. A revocable appointment of a proxy is not revoked by the death or incompetency of the maker unless, before the vote is taken or the authority granted is otherwise exercised, written notice of such death or incompetency is received by the corporation from the executor or administrator of the estate of such maker, or from the fiduciary having control of the shares in respect of which the proxy was appointed.
         SECTION 8. VOTING. At any meeting of shareholders, each shareholder of the corporation shall, except as otherwise provided by law, the Articles of Incorporation or these Regulations, be entitled to one (1) vote, in person or by proxy, for each share of the corporation registered in his name on the books of the corporation (1) on the date fixed as the record date for the determination of shareholders entitled to vote at such meeting, notwithstanding the sale or other disposal or transfer on the books of the corporation of such share or shares on or after the date so fixed or (2) if no such record date shall have been fixed, then at the date next preceding the date of such meeting.
         SECTION 9. FINANCIAL REPORTS. At the annual meeting, or any other meeting held in lieu thereof, there shall be presented to the shareholders a financial statement, which may be consolidated, consisting of such information required to adequately inform the shareholders as to the financial condition of the corporation, as is determined by the board of Directors and may include the following:
         1. A balance sheet containing a summary of the assets, liabilities, stated capital and surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus and earned surplus) as of a date not more than four (4) months before such meeting; if such meeting is an adjourned meeting, the balance sheet may be as of a date not more than four
(4) months before the date of the meeting as originally convened;
         2. A statement of profit and loss and surplus including a summary of profits, dividends paid and other changes in the surplus accounts of the corporation for the period commencing with the date marking the end of the period for which the last preceding statement of profit and loss required under this section was made and ending with the date of the balance sheet.
         SECTION 10. ACTION WITHOUT A MEETING. Any action which may be taken at any meeting of shareholders may be taken without a meeting if authorized in a writing or writings signed by all the shareholders, except as otherwise provided in Article XIV hereof, who would be entitled to notice of a meeting for such purpose. Any such writing shall be filed with or entered upon the records of the corporation.

                                   ARTICLE III
                                    DIRECTORS
         SECTION 1. NUMBER OF DIRECTORS. The number of directors constituting the entire Board shall not be less than five (5) nor more than twenty-five (25), the exact number of directors to be determined from time to time by a sixty-six and two-thirds percent (66 2/3%) majority vote of the whole Board of Directors of the corporation, and such exact number shall be eight (8) until otherwise so determined in accordance with this Article III, Section 1. Unless otherwise provided by law, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, shall be filled by action of the Board of Directors as provided in accordance with these Regulations.
         SECTION 2. NOMINATIONS. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of the shareholders may be made by or at the direction of the Board of Directors. Nominations may also be made at a meeting of shareholders by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2 of Article III. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred-twenty (120) days prior to the meeting; provided, however, that in the event that less than ninety (90) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so delivered or mailed no later than the close of business on the 7th day following the date public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each nominee of the shareholder: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment history of the person for the last five (5) years, and
(iii) the class and number of shares of capital stock of the corporation which are directly and beneficially owned by the person; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the corporation which are directly and beneficially owned by the shareholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation at a meeting of the shareholders unless nominated in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and the defective nomination shall be disregarded.
         SECTION 3. ELECTION AND TERM OF DIRECTORS. The Board of Directors shall be divided into three (3) classes with the term of office of one class expiring each year. At the annual meeting of Shareholders held in 2001, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from an increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until their successor shall be elected and qualified.

         No decrease in the number of directors shall shorten the term of any incumbent director. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.
         Amendment of this Article III, Section 3 - Election and Term of Directors, shall require a sixty-six and two-thirds percent (66 2/3%) majority vote of the shareholders.
         SECTION 4. VACANCIES. In case of a vacancy in the Board of Directors, through increase in the number of directors, death, resignation, disqualification, or other cause, the remaining directors, by an affirmative vote of a majority thereof, shall elect a successor to hold office for the unexpired portion of the term of the director whose place is vacant. If the vacancy is created through an increase in the number of directors, the Board of Directors shall determine the class of such directorship.
         SECTION 5. REMOVAL OF DIRECTOR. Any or all of the directors shall only be removed with cause and only by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting stock of the corporation at a meeting called for such purpose. Sufficient showing of cause shall be determined by a two-thirds (2/3) majority vote of the unaffected directors if there exists a minimum of four (4) unaffected directors. In the event there exists less than four (4) unaffected directors, then sufficient showing of cause shall be determined by unanimous vote of the unaffected directors and by an opinion of an uninterested legal counsel designated by the President of the corporation, which such opinion concurs with the findings of the unaffected directors.

                                   ARTICLE IV
                             POWERS AND MEETINGS OF
                             THE BOARD OF DIRECTORS
         SECTION 1. GENERAL POWERS OF THE BOARD. The powers of the corporation shall be exercised, its business and affairs conducted and its property controlled by the Board of Directors except as otherwise provided in the Articles of Incorporation, any amendments thereto, this Code of Regulations or the law of the State of Ohio.
         SECTION 2. MEETINGS OF THE BOARD. A meeting of the Board of Directors shall be held immediately following the adjournment of each shareholders' meeting at which directors are elected; notice of such meeting need not be given.
         The Board of Directors may, by by-law or resolution, provide for other meetings of the Board.
         Special meetings of the Board of Directors may be held at any time with or without notice upon call of the Chairman of the Board, the President, or a Vice President of the Corporation, or any two members of the Board.
         Notice of any special meeting of the Board of Directors shall be mailed to each director addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, radio or wireless, or be given personally or by telephone not later than the day before the day on which the meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purposes thereof. Notice of any meeting of the Board need not be given to any director if waived by him in writing or by telegraph, cable, radio or wireless, whether before or after such meeting be held and such waiver of notice shall be filed with or entered upon the record of the meeting. The attendance of any director at any such meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice shall be deemed to be a waiver by him of notice of such meeting.
         All meetings of the Board shall be held at the office of the corporation in Mahoning County, Ohio, unless otherwise specified in the notice thereof.
         SECTION 3. QUORUM. A majority of the directors elected and in office shall constitute a quorum. Whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present.
         SECTION 4. BY-LAWS. The Board of Directors may adopt By-Laws for the government of its actions, consistent with the Articles of Incorporation and these Regulations.

         SECTION 5. ACTION WITHOUT MEETING. Any action may be authorized or taken without a meeting in a writing or writings signed by all of the directors, which writing or writings shall be filed with or entered upon the records of the corporation.

                                    ARTICLE V
                                   COMMITTEES
         SECTION 1. COMMITTEES. The Board of Directors may, by resolution provide for such standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not in consistent with law, as may be designated by the Board of Directors. Vacancies in such committees should be filed by the Board of Directors, or as it may provide.

                                   ARTICLE VI
                                    OFFICERS
         SECTION 1. GENERAL PROVISIONS. The Board of Directors shall elect a President, a Vice President, a Secretary and a Treasurer of the Corporation, and in its discretion, a Chairman of the Board of Directors and additional Vice Presidents. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. None of the officers need be chosen from among the members of the Board of Directors. Any two or more of such offices, other than that of President and Vice President, Secretary and Assistant Secretary, or Treasurer and Assistant Treasurer, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

         SECTION 2. TERM OF OFFICE. The officers of the corporation shall hold office during the pleasure of the Board of Directors and, unless sooner removed by the Board of Directors, until the organization meeting of the Board of Directors following the date of their election or until their successors are chosen and qualified.

         The Board of Directors may remove any officer at any time, with or without cause, by a majority vote.
         A vacancy in any office, however created, shall be filled by the Board of Directors.

                                   ARTICLE VII
                               DUTIES OF OFFICERS
         SECTION 1. GENERAL DUTIES OF OFFICERS. The Chairman of the Board, if one be elected, the President, any Vice Presidents, the Secretary, the Treasurer, and any other officers or assistant officers shall have the authority and perform such duties as are determined by the General Corporation Law, by the Articles of Incorporation, by this Code of Regulations, or, from time to time, by the Board of Directors.
         SECTION 2. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one were elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors.
         SECTION 3. PRESIDENT. The President shall be the active executive officer of the corporation and shall exercise supervision over the business of the corporation and over its several officers, subject, however, to the control of the Board of Directors. He shall preside at all meetings of the shareholders and, in the absence of or if a Chairman of the Board shall not have been elected, he shall also preside at meetings of the Board of Directors. He shall have authority to sign all certificates for shares and all deeds, mortgages, notes, bonds, contracts and other instruments requiring his signature, and shall have all the powers and duties prescribed by the General Corporation Law and such others as the Board of Directors may from time to time assign him.
         SECTION 4. VICE PRESIDENTS. The Vice Presidents shall perform such duties as are given to them by these Regulations, or as may from time to time be assigned to them by the Board of Directors or the President of the corporation. At the request of the President, or in his absence or disability, the Vice President designated by the President (or, in the absence of such designation, the Vice President in the order fixed by the Board) shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The authority of the Vice President to sign, in the name of the corporation, all certificates for shares and authorized deeds, mortgages, bonds, contracts, notes and other instruments shall be coordinate with like authority of the President.
         SECTION 5. SECRETARY. The Secretary shall keep minutes of all the proceedings of the shareholders and the Board of Directors and shall make proper record of the same, which shall be attested by him; sign all certificates for shares and all deeds, mortgages, bonds, contracts, notes and other instruments executed by the corporation and requiring his signature; give notice of meetings of shareholders for the election of directors, a certified list of shareholders, arranged in alphabetical order; keep such books as may be required by the Board of Directors and file all reports to States, to the Federal Government and to foreign countries; and perform such other and further duties as may from time to time be assigned to him by the Board of Directors or by the President of the corporation.
         SECTION 6. TREASURER. The Treasurer shall have supervision of all finances; shall receive and have in charge all monies, bills, notes, deeds, leases, mortgages and similar property belonging to the corporation; and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the corporation, including account of its assets, liabilities, receipts, disbursements, gains, losses, stated capital, surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus and earned surplus) and shares, together with such other accounts as may be required, and, upon the expiration of his term of office, shall turn over to his successor or to the Board of Directors all property, books, papers and monies of the corporation in his hands; and he shall perform such other duties as may from time to time be assigned to him by the Board of Directors.
         SECTION 7. ASSISTANT AND SUBORDINATE OFFICERS. The Board of Directors may appoint such assistant and subordinate officers, as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors and shall perform such duties as the Board of Directors may prescribe. The Board of Directors may from time to time authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties and to fix their compensation.
         SECTION 8. DUTIES OF OFFICERS MAY BE DELEGATED. In the absence of any officer of the corporation, or for any other reason which the Board of Directors may deem sufficient, the Board of Directors may delegate for the time being powers or duties or any of them, of any such officer to any other officer or to any director.

                                  ARTICLE VIII
                      TRANSACTIONS BETWEEN THE CORPORATION
                          AND ITS DIRECTORS OR OFFICERS
         SECTION 1. TRANSACTIONS NOT VOID OR VOIDABLE. No contract or transaction shall be void or voidable with respect to this corporation for the reason that it is between the corporation and any other persons, firm or corporation in which one or more of this corporation's directors or officers are directors, trustees or officers, or have a financial or personal interest, or for the reason that one or more interested directors or officers participate in or vote at the meeting of the directors or a committee thereof which authorizes such contract or transaction, if in any such case:
         1. The material facts both as to that common or interested director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the directors or the committee; and the directors or the committee, in good faith reasonably justified by such facts, authorize the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; or
         2. The material facts both as to that common or interested director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction in specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the corporation held by persons not interested in the contract or transaction; or

         3. The contract or transaction is fair as to the corporation as of the time it is authorized or approved by the directors, a committee thereof, or the shareholders.
         SECTION 2. QUORUM. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the directors, or of a committee thereof which authorizes a contract or transaction pursuant to this Article.

                                   ARTICLE IX
                             CERTIFICATE FOR SHARES
         SECTION 1. FORM AND EXECUTION. Each holder of shares is entitled to one or more certificates, in such form as shall be approved by the Board of Directors, signed by the Chairman of the Board or the President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the corporation, which shall certify the number and class of shares held by him in the corporation, but no certificate for shares shall be executed or delivered until such shares are fully paid. When such certificate is countersigned by an Incorporated Transfer Agent or Registrar, the signature of any of said officers and the seal of the corporation may be facsimile, engraved, stamped or printed. Although any officer of the corporation whose manual or facsimile signature is affixed to such a certificate ceases to be such officer before the certificate is delivered, such certificate, nevertheless, shall be effective in all other respects when delivered.
         SECTION 2. TRANSFER OF SHARES. Such certificates for share shall be transferable upon the books of the corporation by the holders thereof, in person or by a duly authorized attorney, upon surrender and cancellation of certificates for such shares with duly executed assignment and power of transfer endorsed thereon or attached thereto and with such proof of the authenticity of the signatures to such assignment and power of transfer as the corporation, or its agents, may reasonably require.
         SECTION 3. TRANSFER AGENTS AND REGISTRARS. The Board of Directors of the corporation may appointment or revokes the appointment of Transfer Agents and Registrars and may require all certificates for shares to bear the signatures of such Transfer Agents and Registrars, or any of them.
         SECTION 4. LOST, STOLEN OR DESTROYED CERTIFICATES. If any certificates for shares are lost, stolen or destroyed, the Board of Directors may authorize the execution and delivery of a new certificate in place thereof, upon such terms and conditions, as it may deem advisable. The Board of Directors, in its discretion, may refuse to execute and deliver such new certificate until the corporation has been indemnified to its satisfaction and until it is protected to its satisfaction by a final order of decree of a court of competent jurisdiction.
         SECTION 5. REGISTERED SHAREHOLDERS. A person in whose name shares are of record on the books of the corporation shall conclusively be deemed the unqualified owner thereof, for all purposes, and to have capacity to exercise all rights of ownership. Neither the corporation nor any Transfer Agent of the corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obligated to see to the execution of any trust or obligation.

                                    ARTICLE X
                                   FISCAL YEAR
         The fiscal year of the corporation shall end on the 31st day of
December, in each year, or on such other day as may from time to time be fixed by the Board of Directors.

                                   ARTICLE XI
                         CONTRACTS, CHECKS, NOTES, ETC.
         All contracts, agreements and other instruments authorized by the Board of Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money shall, unless otherwise directed by the Board of Directors or unless otherwise required by law, be signed by any one of the following officers of the corporation: President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. The Board of Directors may, however, authorize any one of said officers to sign checks, drafts, and orders for the payment of money, singularly and without necessity of countersignature, and may designate officers and employees of the corporation other than those named above, or different combinations of such officers and employees, who may, in the name of the corporation, execute checks, drafts, and orders for the payment of money in its behalf.

                                   ARTICLE XII
                                      SEAL
         The corporation shall have no seal.

                                  ARTICLE XIII
                                   AMENDMENTS
         This Code of Regulations may be amended or repealed at any meeting of shareholders called for that purpose, by the affirmative votes of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise two-thirds (2/3) of the voting power on such proposal. If the Code of Regulations is amended or new Regulations are adopted without a meeting of the shareholders, the Secretary of the corporation shall mail a copy of the amendment or the new Regulations to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof.

                                   ARTICLE IX
                     PROVISIONS IN ARTICLES OF INCORPORATION
         These regulations are at all times subject to the provisions of the Articles of Incorporation of the corporation as the same may be in effect from time to time.

                                   PROXY CARD

                           FARMERS NATIONAL BANC CORP.
             20 SOUTH BROAD ST., P.O. BOX 555, CANFIELD, OHIO 44406

                            PROXY FOR ANNUAL MEETING
                       SOLICITED BY THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENT, that I, the Undersigned Shareholder of Farmers National Banc Corp. of Canfield, Ohio, do hereby nominate and appoint William D. Calhoun, Ronald V. Wertz and David W. Yeany (no officer or employee of the Corporation may be named as proxy) or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Corporation standing in my name on its books on February 2, 2001, at the Annual Meeting of its Shareholders to be held at Colonial Catering, 429 Lisbon Street, Canfield, Ohio 44406, on Thursday, March 29, 2001, at 3:30 P.M., Eastern Standard Time, or any adjournment thereof with all the powers the undersigned would possess if personally present as follows:

         1. ELECTION OF DIRECTORS: The election of the eight (8) persons listed in the Proxy Statement dated March 8, 2001 accompanying the notice of said meeting.

         FOR (all nominees except as indicated below) ______

         WITHHOLD AUTHORITY (as to all nominees) To withhold your vote from certain nominees, strike a line through their name.

                  Benjamin R. Brown, Joseph D. Lane, Ralph D. Macali, David C. Myers, Edward A. Ort, Frank L. Paden, William D. Stewart, Ronald V. Wertz

         2. ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF
         INCORPORATION: To approve and adopt the First Amended and Restated Articles of Incorporation.
                         (    ) FOR       (    ) AGAINST        (    ) ABSTAIN

         3. ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF REGULATIONS: To approve and adopt the First Amended and Restated Code of Regulations.
                         (    ) FOR       (    ) AGAINST        (    ) ABSTAIN

         4. SUCH OTHER BUSINESS as may properly come before the meeting or any adjournment thereof.

                  [ADDRESS]                  NUMBER OF SHARES HELD

                                             FARMERS NATIONAL BANC CORP.
                                             20 South Broad Street  P.O. Box 555
                                               Canfield, OH 44406

                                                   PROXY FOR ANNUAL MEETING
                                             SOLICITED BY THE BOARD OF DIRECTORS
                (Please sign on reverse side and return promptly)

                             DETACH PROXY CARD HERE

          FARMERS NATIONAL BANC CORP. - ANNUAL MEETING OF SHAREHOLDERS
                            MARCH 29, 2001 3:30 P.M.
                                COLONIAL CATERING
                                429 LISBON STREET
                              CANFIELD, OHIO 44406

         SHAREHOLDER ADDRESS

         [ADDRESS]

               SEE REVERSE SIDE FOR MEETING LOCATION INSTRUCTIONS

         IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THIS PROXY CONFERS AUTHORITY TO VOTE AND WILL BE VOTED "FOR" EACH PROPOSITION LISTED. If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of The Board of Directors.

      The Board of Directors recommends a vote "For" each of the listed propositions. This proxy is solicited on behalf of The Board of Directors and may be revoked prior to its exercise.

         WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE (whether or not you plan to attend the meeting in person).

         IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                              DATED _______________


DETACH ON PERFORATION       ________________________________________(L.S.)
         BELOW AND
   RETURN THIS CARD

                            _________________________________________(L.S.)
                            Signature of Shareholder(s) *

    Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

*When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint others MUST sign.

                             DETACH PROXY CARD HERE

                           [MAP TO COLONIAL CATERING]